SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    Form 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                                  July 17, 2002
                                  -------------
                            (Earliest Event Reported)



                             Synovus Financial Corp.
                           --------------------------
                          (Exact Name of Registrant as
                            Specified in its Charter)


   Georgia                        1-10312                     58-1134883
--------------                 ---------------                ---------------
(State of                      (Commission File               (IRS Employer
 Incorporation)                 Number)                        Identification
 Number)


              901 Front Avenue, Suite 301, Columbus, Georgia 31901
              ----------------------------------------------------
                    (Address of principal executive offices)


                                 (706) 649-2267
                                  -------------
                         (Registrant's Telephone Number)


           ----------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.  Other Events.
------   ------------

         On July 17, 2002, Synovus Financial Corp. ("Registrant") issued a press release with respect to its earnings for the quarter ended June 30, 2002.

         A copy of Registrant's press release is attached hereto as Exhibit 99 and by this reference is hereby incorporated by reference into this Form 8-K and made a part hereof.

Item 7.  Financial Statements. Pro Forma Financial Information and Exhibits.
-------  -------------------------------------------------------------------

         (a)      Financial Statements - None.

         (b)      Pro Forma Financial Information - None.

         (c)      Exhibits

                  99 - Registrant's press release, July 17, 2002.

                                    Signature
                                    ---------

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            SYNOVUS FINANCIAL CORP.
                                            ("Registrant")


Dated: July 17, 2002                     By:/s/ Kathleen Moates
       -----------------------------        --------------------------------
                                                Kathleen Moates
                                                Senior Deputy General Counsel